Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:  441919AE7
Series Number of Class A-2 Certificates:  441919AF4
Original Sale Balance:             $474,825,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                     11/20/98

Investor Certificateholder Floating Allocation           93.14%
Percentage
Investor Certificateholder Fixed Allocation              97.90%
Percentage

Aggregate Amount of  Collections                   6,412,242.67
Aggregate Amount of  Interest Collections          1,595,872.05
Aggregate Amount of  Principal Collections         4,816,370.62

Class A Interest Collections                       1,486,412.83
Class A Principal Collections                      4,554,881.77
Seller Interest Collections                          109,459.22
Seller Principal Collections                         261,488.85

Weighted Average Loan Rate                               13.96%
Net Loan Rate                                            12.96%

             Weighted Average Maximum Loan Rate          19.59%

Class A-1 Certificate Rate                                5.45%
Maximum Investor Certificate Rate                        12.96%
Class A-1 Certificate Interest Distributed           553,262.78
Class A-1 Investor Certificate Interest                    0.00
Shortfall before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall            0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall            0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                 0.00

Class A-2 Certificate Rate                                5.32%
Maximum Investor Certificate Rate                        12.96%
Class A-2 Certificate Interest Distributed            23,761.52
Class A-2 Investor Certificate Interest                    0.00
Shortfall before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall            0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall            0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                 0.00

Maximum Principal Dist. Amount (MPDA)              4,715,443.57
Alternative Principal Dist. Amount (APDA)          4,554,881.77
Rapid Amortization Period? (Y=1, N=0)                      0.00
Scheduled Principal  Distribution Amount (SPDA)    4,554,881.77

Principal  allocable to Class A-1                  4,363,025.59
Principal allocable to Class A-2                     191,856.18
SPDA deposited to Funding Account                          0.00

Accelerated Principal Distribution Amount                  0.00

APDA allocable to Class A-1                                0.00
APDA allocable to Class A-2                                0.00

Reimbursement to Credit Enhancer                           0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss        359,295.86
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss         15,799.39
Amount
Cumulative Investor Liquidation Loss Amount          375,095.25

Total Principal allocable to A-1                   4,722,321.45
Total Principal allocable to A-2                     207,655.57

Beginning Class A-1 Certificate Principal        117,957,200.58
Balance
Beginning Class A-2 Certificate Principal          5,186,846.57
Balance
Ending Class A-1 Certificate Principal Balance   113,234,879.12
Ending Class A-2 Certificate Principal Balance     4,979,191.01

Class A-1 Factor                                      0.2489636
Class A-2 Factor                                      0.2489596
Pool Factor (PF)                                      0.2680092

Servicer Certificate (Page 2 of  3)

Distribution Date:                                     11/20/98

Retransfer Deposit Amount                                  0.00
Servicing Fees Distributed                           104,638.86
Beg. Accrued and Unpaid Inv. Servicing Fees                0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd              0.00
End. Accrued and Unpaid Inv. Servicing Fees                0.00

Aggregate Investor Liquidation Loss Amount           375,095.25
Investor Loss Reduction Amount                             0.00

Beginning Pool Balance                           134,813,342.24
Ending Pool Balance                              129,855,115.59
Beginning Invested Amount                        125,566,634.15
Ending Invested Amount                           120,636,657.13
Beginning Seller Principal Balance                 9,246,708.09
Ending Seller Principal Balance                    9,218,458.46
Additional Balances                                  261,488.85

Beginning Funding Account Balance                          0.00
Ending Funding Account Balance                             0.00
Ending Funding Account Balance % (before any              0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                      0.00

Beginning Reserve Account Balance                  1,211,294.00
Ending Reserve Account Balance                     1,211,294.00

Beginning Seller Interest                               5.8891%
Ending Seller's Interest                                7.0990%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        385
     Trust Balance                                11,556,778.45
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        105
     Trust Balance                                 3,357,575.29
   90+ days (Del Stat 3+)
     No. of Accounts                                        227
     Trust Balance                                 7,723,999.01
   270+ days (Del Stat 9+)
     No. of Accounts                                        117
     Trust Balance                                 3,777,819.73
   REO
     No. of Accounts                                         44
     Trust Balance                                 1,621,599.21

Rapid Amortization Event ?                                   No
   Failure to make payment within 5 Business                 No
Days of Required Date ?
   Failure to perform covenant relating to                   No
Trust's Security Interest ?
   Failure to perform other covenants as                     No
described in the Agreement ?
   Breach of Representation or Warranty ?                    No
   Bankruptcy, Insolvency or Receivership                    No
relating to Seller ?
   Subject to Investment Company Act of 1940                 No
Regulation ?
   Servicing Termination ?                                   No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                     11/20/98

Event of Default ?                                           No
   Failure by Servicer to make payment within 5              No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                   No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                      No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                    No
relating to Master Servicer ?
   Trigger Event ?                                           No

Policy Fee Distributed to Credit Enhancer (Paid             N/A
directly from HFC)
Premium Distributed to Credit Enhancer                     0.00
Amount Distributed to Seller                         370,948.07
Master Servicer Credit Facility Amount                     0.00
Guaranteed Principal Distribution Amount                   0.00
Credit Enhancement Draw Amount                             0.00

Application of Available Funds
     Aggregate Amount of Collections               6,412,242.67
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                   104,638.86
     Prinicpal and Interest to Class A-1           5,275,584.23
     Prinicpal and Interest to Class A-2             231,417.09
     Seller's portion of Principal and Interest      370,948.07
     Funds deposited into Funding Account (Net)            0.00
     Funds deposited into Spread  Account                  0.00
     Excess funds released to Seller                 429,654.42
     Total                                         6,412,242.67



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                     11/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation          93.1411%
Percentage
Class A Certificateholder Fixed Allocation             97.9045%
Percentage

Beginning Class A-1 Certificate Balance          117,957,200.58
Beginning Class A-2 Certificate Balance            5,186,846.57

Class A-1 Certificate Rate                             5.44688%
Class A-2 Certificate Rate                             5.32000%
Class A-1 Certificate Interest Distributed             1.216430
Class A-2 Certificate Interest Distributed             1.188076
Class A-1 Certificate Interest Shortfall               0.000000
Distributed
Class A-2 Certificate Interest Shortfall               0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest        0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest        0.000000
Shortfall

Rapid Amortization Event ?                                   No
Class A-1 Certificate Principal Distributed           10.382722
Class A-2 Certificate Principal Distributed           10.382778
   Maximum Principal Distribution Amount               9.930908
   Scheduled Principal  Distribution Amount            9.592759
(SPDA)
   Accelerated Principal Distribution Amount           0.000000
   Aggregate Investor Liquidation Loss Amount          0.789965
Distributed

Total Amount Distributed to Certificateholders        10.807995

Principal Collections deposited into Funding               0.00
Account
Ending Funding Account Balance                             0.00

Ending Class A-1 Certificate Balance             113,234,879.12
Ending Class A-2 Certificate Balance               4,979,191.01

Class A-1 Factor                                      0.2489636
Class A-2 Factor                                      0.2489596
Pool Factor (PF)                                      0.2680092

Unreimbursed Liquidation Loss Amount                       0.00
Accrued Interest on Unreimbursed Liquidation               0.00
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                  0.00
Liquidation Loss Amount

Class A Servicing Fee                                104,638.86

Beginning Invested Amount                        125,566,634.15
Ending Invested Amount                           120,636,657.13
Beginning Pool Balance                           134,813,342.24
Ending Pool Balance                              129,855,115.59

Credit Enhancement Draw Amount                             0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                     11/20/98

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                        385
     Trust Balance                                11,556,778.45

   60 - 89 days (Del Stat 2)
     No. of Accounts                                        105
     Trust Balance                                 3,357,575.29

   90+ days (Del Stat 3+)
     No. of Accounts                                        227
     Trust Balance                                 7,723,999.01

   REO
     No. of Accounts                                         44
     Trust Balance                                 1,621,599.21

Aggregate Liquidation Loss Amount for                386,287.21
Liquidated Loans

Class A-1 Certificate Rate for Next               To be updated
Distribution Date
Class A-2 Certificate Rate for Next               To be updated
Distribution Date

Amount of any Draws on the Policy                          0.00

Subsequent Mortgage Loans
     No. of Accounts                                       0.00
     Trust Balance                                         0.00